UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 3, 2010
Federal Home Loan Bank of Pittsburgh
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh,
Pennsylvania	15219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 412-288-3400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 3, 2010 the Federal Home Loan Bank of Pittsburgh (the “Bank”) is holding a member audio/web conference to discuss its financial results for the quarter ended June 30, 2010. A financial slide presentation, including preliminary unaudited financial information for the quarter ended June 30, 2010, is being presented during the conference. A copy of this slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the call will be posted to the Bank’s public Web site (www.fhlb-pgh.com) and remain posted for 45 days.
Item 7.01 Regulation FD Disclosure.
The information provided in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
The information being furnished in Items 2.02 and 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
99.1	FHLBank Pittsburgh August 3, 2010 Member Audio/Web Conference Slide Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh
August 3, 2010	By:	Kristina K. Williams
		Name:	Kristina K. Williams
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	FHLBank Pittsburgh August 3, 2010 Member Audio/Web Conference Slide Presentation

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